
FIRST GUARANTY BANK

2011

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

Strong steady progress toward our objectives. That is the best way to describe First Guaranty's performance in the second quarter and first half of 2011. The second quarter net income continued to be strong at $2,394,000 (compared to $2,396,000 for the first quarter) while making a provision for loan losses totaling $2,887,000. This provision was a part of our strategy in reducing our nonperforming assets which continued to drop from March 31, 2011 to June 30, 2011.

For the first six months of the year, we earned $4,789,000 in net income with $4,123,000 available to common shareholders while providing $3,351,000 to the provision for loan losses.

As loan demand remained decreased, resulting in a decrease in loan interest income and loan fees, these results were achieved through the management of our investment portfolio and tight control of expenses. As we move through the second half of 2011, we will continue our strategy of balancing strong earnings with the reduction of nonperforming assets either by returning them to performing status or by expeditious liquidation.

The first half also saw the regulatory approval of our acquisition of Greensburg Bancshares, Inc. and its subsidiary The Bank of Greensburg. This transaction was completed in July 2011. We significantly strengthened our footprint and presence in Southeast Louisiana with the addition of branches in Kentwood, Greensburg, Montpelier, and Watson. The acquisition increases our total assets to approximately $1,250,000,000. With this acquisition complete, we will move forward to continue the growth of First Guaranty Bancshares, Inc. and to ensure the safety and soundness of First Guaranty Bancshares, Inc.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition

(in thousands, except share data)

	June 30, 2011 *(unaudited)*	June 30, 2010
Assets		
Cash and cash equivalents:		
Cash and due from banks	$34,465	$34,354
Interest-earning demand deposits with banks	13	41
Federal funds sold	4,200	1,004
Cash and cash equivalents	38,678	35,399
Investment securities:		
Available for sale, at fair value	308,301	339,867
Held to maturity, at cost (estimated fair value of $232,993 and $0, respectively)	235,812	-
Investment securities	544,113	339,867
Federal Home Loan Bank stock, at cost	1,670	1,840
Loans held for sale	343	39
Loans, net of unearned income	546,152	622,607
Less: allowance for loan losses	7,785	8,625
Net loans	538,367	613,982
Premises and equipment, net	16,603	17,082
Goodwill	1,999	1,999
Intangible assets, net	1,645	1,828
Other real estate, net	3,532	1,607
Accrued interest receivable	7,608	5,984
Other assets	6,710	6,547
Total Assets	$1,161,268	$1,026,174
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$142,875	$122,888
Interest-bearing demand	181,958	195,486
Savings	49,535	44,029
Time	671,032	522,550
Total deposits	1,045,400	884,953
Short-term borrowings	5,462	21,137
Accrued interest payable	3,804	2,855
Long-term borrowings	3,500	15,011
Other liabilities	1,974	2,047
Total Liabilities	1,060,140	926,003
Stockholders' Equity		
Preferred stock:		
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 2,069.9 shares	19,972	19,743
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 103 shares	1,105	1,129
Common stock:		
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,559,644 shares	5,560	5,560
Surplus	26,461	26,461
Retained earnings	47,545	43,585
Accumulated other comprehensive income	485	3,693
Total Stockholders' Equity	101,128	100,171
Total Liabilities and Stockholders' Equity	$1,161,268	$1,026,174

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30, 2011	2010
	(unaudited)	
Interest Income:		
Loans (including fees)	$8,240	$9,184
Loans held for sale	4	3
Deposits with other banks	13	10
Securities (including FHLB stock)	5,035	3,525
Federal funds sold	4	3
Total Interest Income	13,296	12,725
Interest Expense:		
Demand deposits	179	229
Savings deposits	11	11
Time deposits	3,524	2,811
Borrowings	7	29
Total Interest Expense	3,721	3,080
Net Interest Income	9,575	9,645
Provision for loan losses	2,887	623
Net Interest Income after Provision for Loan Losses	6,688	9,022
Noninterest Income:		
Service charges, commissions and fees	1,107	1,015
Net gains on securities	2,176	1,105
Loss on securities impairment	-	-
Net gains on sale of loans	48	92
Other	350	367
Total Noninterest Income	3,681	2,579
Noninterest Expense:		
Salaries and employee benefits	2,948	2,946
Occupancy and equipment expense	797	756
Other	2,943	2,744
Total Noninterest Expense	6,688	6,446
Income Before Income Taxes	3,681	5,155
Provision for income taxes	1,287	1,776
Net Income	$2,394	$3,379
Preferred stock Dividends	(333)	(333)
Income Available to Common Shareholders	$2,061	$3,046
Per Common Share:		
Earnings	$0.37	$0.55
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.81%	1.37%
Return on Average Common Equity	11.90%	17.54%

Consolidated Statements of Income
(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30, 2011	2010
	(unaudited)	
Interest Income:		
Loans (including fees)	$16,701	$17,988
Loans held for sale	5	4
Deposits with other banks	23	19
Securities (including FHLB stock)	9,797	6,944
Federal funds sold	9	5
Total Interest Income	26,535	24,960
Interest Expense:		
Demand deposits	405	430
Savings deposits	22	21
Time deposits	7,030	5,529
Borrowings	14	70
Total Interest Expense	7,471	6,050
Net Interest Income	19,064	18,910
Provision for loan losses	3,351	1,302
Net Interest Income after Provision for Loan Losses	15,713	17,608
Noninterest Income:		
Service charges, commissions and fees	2,117	1,998
Net gains on securities	2,217	1,366
Loss on securities impairment	(97)	-
Net gains on sale of loans	95	151
Other	638	706
Total Noninterest Income	4,970	4,221
Noninterest Expense:		
Salaries and employee benefits	5,983	5,844
Occupancy and equipment expense	1,610	1,508
Other	5,730	5,350
Total Noninterest Expense	13,323	12,702
Income Before Income Taxes	7,360	9,127
Provision for income taxes	2,571	3,165
Net Income	$4,789	$5,962
Preferred stock Dividends	(666)	(666)
Income Available to Common Shareholders	$4,123	$5,296
Per Common Share:		
Earnings	$0.74	$0.95
Cash dividends paid	$0.32	$0.32
Weighted Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.82 %	1.23 %
Return on Average Common Equity	12.12 %	15.71 %
Book Value	$14.40	$14.26

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
Chief Executive Officer
Guaranty Square

Michael R. Sharp*
President
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Vice Presidents

Mark A. Bagwell
Thomas F. Brothers
Cheryl Q. Brumfield
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Bernadette Z. Kemp
Vera S. Matthews
William D. McCormick, Sr.
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Edward P. Bertoniere
Pamela A. Carrico
Teri L. Duncan
Colleen Ebarb
Pamela A. Gaspard
Joyce N. Glass
Ludrick P. Hidalgo
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
Amy N. Wales
Deborah B. Westmoreland

Officers

Rebecca G. Brown
Vanessa R. Drew
Jeannette N. Ernst
Danielle D. Fridge
Julie M. Lewis
Christopher W. McGhee
Michael A. Mosbey
Diane Patterson
Randy S. Vicknair
Jeffery C. Wainwright

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
189 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
Homer Memorial Hospital
Oil City
126 South Highway 1
Vivian
102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
799 West Summers Drive
Amite
100 East Oak Street
1014 West Oak Street
Denham Springs
2231 South Range Avenue
Hammond
1201 West University Avenue
2111West Thomas Street
400 East Thomas Street
North Oaks Medical Center
North Oaks Rehabilitation Center
Greensburg
6151 Highway 10
Independence
455 West Railroad Ave.
Lallie Kemp Regional Medical Center
Jennings
500 North Cary
Kentwood
723 Avenue G
Kentwood
708 Avenue G
Livingston
17199 Spring Ranch Road
(Livingston Parish Medical Ctr.)
Loranger
19518 Hwy 40
Montpilier
35651 Highway 16
Ponchatoula
105 Berryland
195 North 6th Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S
Watson
33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FDIC

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984